UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-8443

Salomon Brothers Variable Series Funds Inc

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place, 4th Floor

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 725-6666

Date of fiscal year end: December 31

Date of reporting period: December 31, 2005

ITEM 1. REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

EXPERIENCE

ANNUAL REPORT

DECEMBER 31, 2005

Salomon Brothers

Variable Series Funds Inc

Investors Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Salomon Brothers Variable Series Funds Inc

Investors Fund

Annual Report  •  December 31, 2005

What’s

Inside

Fund Objective

The primary investment objective of the Fund is to seek long-term growth of capital. Current income is a secondary objective.

Under a licensing agreement between Citigroup and Legg Mason, the names of funds, the names of any classes of shares of funds, and the names of investment advisers of funds, as well as all logos, trademarks and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Smith Barney,” “Salomon Brothers,” “Citi” and “Citigroup Asset Management”. Legg Mason and its affiliates, as well as the Fund’s investment manager, are not affiliated with Citigroup.

All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement.

Letter from the Chairman

Dear Shareholder,

Despite numerous obstacles, including rising short-term interest rates, surging oil prices, a destructive hurricane season and geopolitical issues, the U.S. economy continued to expand at a healthy pace during the reporting period. After a 3.8% advance in the first quarter of 2005, gross domestic product (“GDP”)i growth was 3.3% during the second quarter and 4.1% in the third quarter. While fourth quarter figures have not yet been released, another slight gain is anticipated.

Given the strength of the economy and inflationary pressures, the Federal Reserve Board (“Fed”)ii continued to raise interest rates throughout the period. After raising rates five times from June 2004 through December 2004, the Fed increased its target for the federal funds rateiii in 0.25% increments eight additional times over the reporting period. This represents the longest sustained Fed tightening cycle since the 1970s. All told, the Fed’s thirteen rate hikes have brought the target for the federal funds rate from 1.00% to 4.25%. After the end of the Fund’s reporting period, at its January meeting, the Fed once again raised its target for the federal funds rate by 0.25% to 4.50%.

For the one-year period ended December 31, 2005, the U.S. stock market generated positive results, with the S&P 500 Indexiv returning 4.91%. While corporate profits remained strong during the year, they were often overshadowed by rising interest rates and higher oil prices.

Looking at the fiscal year as a whole, mid-cap stocks outperformed their large- and small-cap counterparts, with the Russell Midcapv, Russell 1000vi, and Russell 2000vii Indexes returning 12.65%, 6.27%, and 4.55%, respectively. From an investment style perspective, value stocks outperformed growth stocks for the sixth consecutive calendar year, with the Russell 3000 Valueviii and Russell 3000 Growthix Indexes returning 6.85% and 5.17%, respectively, in 2005.

Salomon Brothers Variable Investors Fund         I

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Special Shareholder Notice

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment adviser (the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s existing investment management contract to terminate. The Fund’s shareholders approved a new investment management contract between the Fund and the Manager, which became effective on December 1, 2005.

On or about May 1, 2006, the Salomon Brothers Variable Investors Fund will be renamed Legg Mason Partners Variable Investors Portfolio.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The Fund’s Manager and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund has been informed that the Manager and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

Important information concerning the Fund and its Manager with regard to recent regulatory developments is contained in the Notes to Financial Statements included in this report.

II         Salomon Brothers Variable Investors Fund

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

February 2, 2006

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iv	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

[v]	The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index whose average market capitalization was approximately $4.7 billion as of 6/24/05.

vi	The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

vii	The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

viii	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

ix	The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Salomon Brothers Variable Investors Fund         III

Manager Overview

MARK J. McALLISTER, CFA (left) Co-Portfolio Manager ROBERT FEITLER (right) Co-Portfolio Manager

Q. What were the overall market conditions during the Fund’s reporting period?

A. There was no shortage of problems for the U.S. economy to overcome during the reporting period. These included record high oil prices, rising short-term interest rates, the devastation inflicted by Hurricanes Katrina and Rita, geopolitical issues, and falling consumer confidence. However, the U.S. economy proved to be resilient and provided a positive backdrop for the stock market in 2005.

Businesses across America did their part with record levels of profits for the third consecutive year, strong underlying fundamentals and well-balanced growthi. Unfortunately, this did not translate into strong stock market returns, as the S&P 500 Indexii gained a modest 4.91% in 2005.

After much speculation about a fourth quarter rally, the U.S. equity market had an unremarkable finish. The year ended with equities falling in October due to concerns over inflation and continued interest rate hikes by the Federal Reserve Board (“Fed”),iii rallying in November, as better-than-expected corporate earnings and falling oil prices buoyed investor confidence and finally, treading water in December with increased merger and acquisition activity offset by a cooling housing market.

The Fed continued to raise interest rates over the period in an attempt to ward off inflation. All told, the Fed’s rate hikes have brought the target for the federal funds rateiv to 4.25%. After the end of the Fund’s reporting period, at its January meeting, the Fed once again raised its target for the federal funds rate by 0.25% to 4.50%. This represents the longest sustained Fed tightening cycle since 1977-1979. In addition, the yield curve inverted, as the yield on the two-year Treasury note surpassed that of 10-year Treasuries. This anomaly was notable since it has often foreshadowed economic recessions.

Looking more closely at the stock market’s returns in 2005, the top-performing sector of the S&P 500 Index was energy, gaining 31.35%, followed at a distance by the utilities and financials sectors, rising 16.84% and 6.48%, respectively. In contrast, the consumer discretionary, telecommunication services and technology sectors produced weak returns.

Salomon Brothers Variable Investors Fund 2005 Annual Report         1

Performance Update1

For the 12 months ended December 31, 2005, Class I shares of the Salomon Brothers Variable Investors Fund, returned 6.53%. The Fund’s unmanaged benchmark, the S&P 500 Index, returned 4.91% for the same period. The S&P 500/Citigroup Value Index returned 5.82% over the same period. The Lipper Variable Large-Cap Value Funds Category Average2 increased 4.82% over the same time frame.

Performance Snapshot as of December 31, 2005 (unaudited)

	6 months	12 months

Variable Investors Fund — Class I Shares	6.60%	6.53%

S&P 500 Index	5.76%	4.91%

Lipper Variable Large-Cap Value Funds Category Average	5.04%	4.82%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.
Current reimbursements are voluntary, and may be reduced or terminated at any time. For Class II shares, absent these reimbursements, performance would have been lower.
Fund returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Class II shares returned 6.32% over the six months ended December 31, 2005. Class II shares returned 5.94% over the twelve months ended December 31, 2005.
Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended December 31, 2005, including the reinvestment of distributions, including returns of capital, if any, calculated among the 93 funds for the six-month period and among the 91 funds for the 12-month period in the Fund’s Lipper category.

Q. What were the most significant factors affecting Fund performance?

What were the leading contributors to performance?

A. The Fund’s outperformance relative to the S&P 500/ Citigroup Value Indexv during the period was mainly attributable to security selection. Security selection was strongest in the industrials and telecommunication services sectors and weakest in the technology and energy sectors. Sector allocation also had a favorable impact with an overweight position in both energy and technology contributing positively to performance; however, this benefit was mostly offset by the underweight position in utilities and the overweight position in consumer discretionary, which held back performance.

[1]	The Fund is an underlying investment option of various variable annuity and variable life insurance products. The Fund’s performance returns do not reflect the expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges, and surrender charges, which, if reflected, would reduce the performance of the Fund. Past performance is no guarantee of future results.

[2]	Lipper, Inc. is a major independent mutual-fund tracking organization. Average annual returns are based on the 12-month period ended December 31, 2005, including the reinvestment of distributions, including the returns of capital, if any, calculated among the 91 funds in the Fund’s Lipper category.

2         Salomon Brothers Variable Investors Fund 2005 Annual Report

Top contributors during the period included Altria Group, Marathon Oil, ENSCO International, Boeing and Loews Corp.

What were the leading detractors from performance?

A. Stocks that detracted from performance came from a number of different sectors and included Lexmark International, Comcast, Solectron, Liberty Media and Verizon Communications. In October, Lexmark shares fell sharply after the company pre-announced it was slashing its profit forecast. The company underestimated the competitive pressures in the printer industry and was forced to cut prices to stem market share losses. We sold our position in the Fund since we believe the investment thesis was impaired. We also sold our positions in Comcast, Solectron, and Verizon Communications during the period.

Q. Were there any significant changes to the Fund during the reporting period?

A. During the period, we have reduced our technology, energy and consumer discretionary exposure in the portfolio and increased our health care, consumer staples and financials weightings. We are currently overweight in health care, consumer staples and consumer discretionary and underweight in industrials, technology and utilities versus the S&P 500/Citigroup Value Index.

Thank you for your investment in the Salomon Brothers Variable Investors Fund. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Mark McAllister, CFA Co-Portfolio Manager	Robert Feitler Co-Portfolio Manager

February 2, 2006

Salomon Brothers Variable Investors Fund 2005 Annual Report         3

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2005 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: Bank of America Corp. (3.4%), Altria Group Inc. (3.2%), Sprint Nextel Corp. (3.0%), Total SA, Sponsored ADR (2.6%), Merrill Lynch & Co. Inc. (2.5%), Kroger Co. (2.5%), News Corp., Class B Shares (2.5%), Capital One Financial Corp. (2.5%), American International Group Inc. (2.4%) and Wells Fargo & Co. (2.1%). Please refer to pages 10 through 13 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2005 were: Financials (29.5%), Consumer Discretionary (10.9%), Health Care (10.5%), Consumer Staples (10.0%) and Energy (9.5%). The Fund’s portfolio composition is subject to change at any time.

RISKS: Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. These risks are magnified in emerging or developing markets. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Source: Thomson First Call, January 2006

ii	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

iii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

[v]	The S&P 500/Citigroup Value Index is designed to provide a comprehensive measure of large-cap U.S. equity “value” performance. It is an unmanaged float adjusted market capitalization weighted index comprised of stocks representing approximately half the market capitalization of the S&P 500 Index that have been identified as being on the value end of the growth-value spectrum.

4         Salomon Brothers Variable Investors Fund 2005 Annual Report

Fund at a Glance (unaudited)

Salomon Brothers Variable Investors Fund 2005 Annual Report         5

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2005 and held for the six months ended December 31, 2005.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)
Class I	6.60%	$1,000.00	$1,066.00	0.73%	$3.80

Class II	6.32	1,000.00	1,063.20	1.25	6.50

(1)	For the six months ended December 31, 2005.
(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns. Performance figures for Class II shares reflect an expense reimbursement. Past performance is no guarantee of future results. In the absence of the expense reimbursement, the total return for Class II shares would have been lower.
(3)	Expenses (net of expense reimbursement on Class II shares) are equal to each class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by number of days in the most recent fiscal half-year, then divided by 365.

6         Salomon Brothers Variable Investors Fund 2005 Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)
Class I	5.00%	$1,000.00	$1,021.53	0.73%	$3.72

Class II	5.00	1,000.00	1,018.90	1.25	6.36

(1)	For the six months ended December 31, 2005.
(2)	Expenses (net of expense reimbursement on Class II shares) are equal to each class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by number of days in the most recent fiscal half-year, then divided by 365.

Salomon Brothers Variable Investors Fund 2005 Annual Report         7

Fund Performance

Average Annual Total Returns(1) (unaudited)

	Class I	Class II
Twelve Months Ended 12/31/05	6.53%	5.94%

Five Years Ended 12/31/05	2.79	N/A

Inception* through 12/31/05	6.43	8.51

Cumulative Total Return(1) (unaudited)
Class I (Inception* through 12/31/05)	63.24%

Class II (Inception* through 12/31/05)	15.53

(1)	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures reflect expense reimbursements for Class II shares. In the absence of these expense reimbursements, the total return would have been lower.
*	Inception date for Class I and II shares are February 17, 1998 and March 26, 2004, respectively.

8         Salomon Brothers Variable Investors Fund 2005 Annual Report

Historical Performance (unaudited)

Value of $10,000 Invested in Class I shares of Salomon Brothers Variable Investors Fund vs. the S&P 500 Index† (February 17, 1998 — December 31, 2005)

†	Hypothetical illustration of $10,000 invested in the Fund on February 17, 1998, (inception date). It also assumes reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2005. The S&P 500 index is composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

Salomon Brothers Variable Investors Fund 2005 Annual Report         9

Schedule of Investments (December 31, 2005)

SALOMON BROTHERS VARIABLE INVESTORS FUND

Shares	Security	Value

COMMON STOCKS — 94.4%
CONSUMER DISCRETIONARY — 10.9%
Hotels, Restaurants & Leisure — 1.8%
177,200	McDonald’s Corp.	$5,975,185

Household Durables — 1.0%
145,300	Newell Rubbermaid Inc.	3,455,234

Media — 6.1%
112,600	EchoStar Communications Corp., Class A Shares*	3,059,342
49,535	Liberty Global Inc., Class A Shares*	1,114,537
23,035	Liberty Global Inc., Series C Shares*	488,342
508,600	News Corp., Class B Shares	8,447,846
120,900	SES Global SA, FDR*	2,117,481
316,900	Time Warner Inc.	5,526,736

	Total Media	20,754,284

Multiline Retail — 2.0%
68,200	J.C. Penney Co. Inc.	3,791,920
57,900	Target Corp.	3,182,763

	Total Multiline Retail	6,974,683

	TOTAL CONSUMER DISCRETIONARY	37,159,386

CONSUMER STAPLES — 10.0%
Food & Staples Retailing — 4.2%
449,400	Kroger Co.*	8,484,672
127,100	Wal-Mart Stores Inc.	5,948,280

	Total Food & Staples Retailing	14,432,952

Food Products — 1.0%
182,400	Sara Lee Corp.	3,447,360

Household Products — 1.6%
89,900	Kimberly-Clark Corp.	5,362,535

Tobacco — 3.2%
147,600	Altria Group Inc.	11,028,672

	TOTAL CONSUMER STAPLES	34,271,519

ENERGY — 9.5%
Energy Equipment & Services — 2.5%
43,000	ENSCO International Inc.	1,907,050
90,500	GlobalSantaFe Corp.	4,357,575
36,500	Halliburton Co.	2,261,540

	Total Energy Equipment & Services	8,526,165

See Notes to Financial Statements.

10         Salomon Brothers Variable Investors Fund 2005 Annual Report

Schedule of Investments (December 31, 2005) (continued)

Shares	Security	Value

Oil, Gas & Consumable Fuels — 7.0%
115,000	Marathon Oil Corp.	$7,011,550
26,000	Nexen Inc.	1,238,380
55,900	Royal Dutch Shell PLC, ADR, Class A Shares	3,437,291
51,300	Suncor Energy Inc.	3,238,569
71,400	Total SA, Sponsored ADR	9,024,960

	Total Oil, Gas & Consumable Fuels	23,950,750

	TOTAL ENERGY	32,476,915

FINANCIALS — 29.5%
Capital Markets — 4.0%
39,800	Goldman Sachs Group Inc.	5,082,858
127,000	Merrill Lynch & Co. Inc.	8,601,710

	Total Capital Markets	13,684,568

Commercial Banks — 8.0%
249,700	Bank of America Corp.	11,523,655
109,600	U.S. Bancorp	3,275,944
100,600	Wachovia Corp.	5,317,716
114,800	Wells Fargo & Co.	7,212,884

	Total Commercial Banks	27,330,199

Consumer Finance — 4.6%
99,100	American Express Co.	5,099,686
97,700	Capital One Financial Corp.	8,441,280
76,700	MBNA Corp.	2,082,405

	Total Consumer Finance	15,623,371

Diversified Financial Services — 2.0%
172,700	JPMorgan Chase & Co.	6,854,463

Insurance — 6.1%
118,500	American International Group Inc.	8,085,255
42,800	Chubb Corp.	4,179,420
60,600	Loews Corp.	5,747,910
60,400	St. Paul Travelers Cos. Inc.	2,698,068

	Total Insurance	20,710,653

Real Estate — 1.7%
103,300	Equity Office Properties Trust	3,133,089
71,100	Equity Residential	2,781,432

	Total Real Estate	5,914,521

Thrifts & Mortgage Finance — 3.1%
79,700	Freddie Mac	5,208,395
83,300	Golden West Financial Corp.	5,497,800

	Total Thrifts & Mortgage Finance	10,706,195

	TOTAL FINANCIALS	100,823,970

See Notes to Financial Statements.

Salomon Brothers Variable Investors Fund 2005 Annual Report         11

Schedule of Investments (December 31, 2005) (continued)

Shares	Security	Value

HEALTH CARE — 10.5%
Health Care Providers & Services — 3.9%
116,000	UnitedHealth Group Inc.	$7,208,240
77,800	WellPoint Inc.*	6,207,662

	Total Health Care Providers & Services	13,415,902

Pharmaceuticals — 6.6%
102,100	Abbott Laboratories	4,025,803
60,700	Johnson & Johnson	3,648,070
93,100	Novartis AG, Sponsored ADR	4,885,888
208,300	Pfizer Inc.	4,857,556
112,900	Sanofi-Aventis, ADR	4,956,310

	Total Pharmaceuticals	22,373,627

	TOTAL HEALTH CARE	35,789,529

INDUSTRIALS — 7.1%
Aerospace & Defense — 4.6%
100,000	Boeing Co.	7,024,000
93,200	Raytheon Co.	3,741,980
87,200	United Technologies Corp.	4,875,352

	Total Aerospace & Defense	15,641,332

Commercial Services & Supplies — 1.1%
65,100	Avery Dennison Corp.	3,598,077

Industrial Conglomerates — 1.4%
64,200	Textron Inc.	4,942,116

	TOTAL INDUSTRIALS	24,181,525

INFORMATION TECHNOLOGY — 5.2%
Communications Equipment — 3.2%
121,000	Comverse Technology Inc.*	3,217,390
300,400	Nokia Oyj, Sponsored ADR	5,497,320
767,400	Nortel Networks Corp.*	2,348,244

	Total Communications Equipment	11,062,954

Computers & Peripherals — 1.0%
40,700	International Business Machines Corp.	3,345,540

Software — 1.0%
130,800	Microsoft Corp.	3,420,420

	TOTAL INFORMATION TECHNOLOGY	17,828,914

MATERIALS — 2.2%
Chemicals — 2.2%
52,700	Air Products & Chemicals Inc.	3,119,313
100,800	E.I. du Pont de Nemours & Co.	4,284,000

	TOTAL MATERIALS	7,403,313

See Notes to Financial Statements.

12         Salomon Brothers Variable Investors Fund 2005 Annual Report

Schedule of Investments (December 31, 2005) (continued)

Shares	Security	Value

TELECOMMUNICATION SERVICES — 7.7%
Diversified Telecommunication Services — 1.9%
263,575	AT&T Inc.	$6,454,952

Wireless Telecommunication Services — 5.8%
102,600	ALLTEL Corp.	6,474,060
439,900	Liberty Media Corp., Class A Shares*	3,462,013
432,614	Sprint Nextel Corp.	10,105,863

	Total Wireless Telecommunication Services	20,041,936

	TOTAL TELECOMMUNICATION SERVICES	26,496,888

UTILITIES — 1.8%
Multi-Utilities — 1.8%
140,100	Sempra Energy	6,282,084

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $262,270,963)	322,714,043

Face Amount
SHORT-TERM INVESTMENTS — 5.1%
Repurchase Agreements — 5.1%
$7,252,000	Interest in $577,312,000 joint tri-party repurchase agreement dated 12/30/05 with Morgan Stanley, 4.250% due 1/3/06; Proceeds at maturity — $7,255,425; (Fully collateralized by various U.S. government agency obligations, 0.000% to 6.300% due 2/5/07 to 10/6/25; Market value — $7,473,843)	7,252,000
10,000,000	Interest in $599,979,000 joint tri-party repurchase agreement dated 12/30/05 with Merrill Lynch, Pierce, Fenner & Smith Inc., 4.250% due 1/3/06; Proceeds at maturity — $10,004,722; (Fully collateralized by various U.S. Treasury obligations, 0.000% to 4.500% due 1/5/06 to 11/15/15; Market value — $10,200,071)	10,000,000

	TOTAL SHORT-TERM INVESTMENTS (Cost — $17,252,000)	17,252,000

	TOTAL INVESTMENTS — 99.5% (Cost — $279,522,963#)	339,966,043
	Other Assets in Excess of Liabilities — 0.5%	1,832,338

	TOTAL NET ASSETS — 100.0%	$341,798,381

*	Non-income producing security.
#	Aggregate cost for federal income tax purposes is $280,388,209.

Abbreviations used in this schedule:
ADR	— American Depositary Receipt
FDR	— Foreign Depositary Receipt

See Notes to Financial Statements.

Salomon Brothers Variable Investors Fund 2005 Annual Report         13

Statement of Assets and Liabilities (December 31, 2005)

ASSETS:
Investments, at value (Cost — $279,522,963)	$339,966,043
Cash	276
Receivable for securities sold	10,902,523
Dividends and interest receivable	455,778
Receivable for Fund shares sold	35,438
Prepaid expenses	4,706

Total Assets	351,364,764

LIABILITIES:
Payable for securities purchased	8,647,610
Payable for Fund shares repurchased	654,464
Management fee payable	176,217
Directors’ fees payable	2,553
Distribution fees payable	464
Accrued expenses	85,075

Total Liabilities	9,566,383

Total Net Assets	$341,798,381

NET ASSETS:
Par value (Note 8)	$23,512
Paid-in capital in excess of par value	304,612,657
Undistributed net investment income	569,806
Accumulated net realized loss on investments and foreign currencies	(23,850,489)
Net unrealized appreciation on investments and foreign currencies	60,442,895

Total Net Assets	$341,798,381

Shares Outstanding:
Class I	23,356,513

Class II	155,747

Net Asset Value:
Class I	$14.54

Class II	$14.57

See Notes to Financial Statements.

14         Salomon Brothers Variable Investors Fund 2005 Annual Report

Statement of Operations (For the year ended December 31, 2005)

INVESTMENT INCOME:
Dividends	$6,792,194
Interest	344,904
Income from securities lending	29,085
Less: Foreign taxes withheld	(134,295)

Total Investment Income	7,031,888

EXPENSES:
Management fee (Note 2)	2,246,840
Shareholder reports (Note 5)	61,047
Custody fees	59,755
Legal fees	39,637
Audit and tax	38,113
Directors’ fees	13,036
Registration fees	7,513
Distribution fees (Notes 2 and 5)	4,245
Insurance	2,796
Transfer agent fees (Note 5)	344
Miscellaneous expenses	2,167

Total Expenses	2,475,493
Less: Expense reimbursement (Note 2)	(13,968)

Net Expenses	2,461,525

Net Investment Income	4,570,363

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investments	14,011,402
Foreign currency transactions	(535)

Net Realized Gain	14,010,867

Change in Net Unrealized Appreciation/Depreciation From:
Investments	2,747,945
Foreign currencies	(185)

Change in Net Unrealized Appreciation/Depreciation	2,747,760

Net Gain on Investments and Foreign Currency Transactions	16,758,627

Increase in Net Assets From Operations	$21,328,990

See Notes to Financial Statements.

Salomon Brothers Variable Investors Fund 2005 Annual Report         15

S tatements of Changes in Net Assets (For the years ended December 31,)

	2005	2004
OPERATIONS:
Net investment income	$4,570,363	$5,203,462
Net realized gain	14,010,867	11,510,642
Change in net unrealized appreciation/depreciation	2,747,760	18,643,045

Increase in Net Assets From Operations	21,328,990	35,357,149

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 6):
Net investment income	(4,000,022)	(5,140,778)

Decrease in Net Assets From Distributions to Shareholders	(4,000,022)	(5,140,778)

FUND SHARE TRANSACTIONS (NOTE 8):
Net proceeds from sale of shares	17,859,943	68,667,830
Reinvestment of distributions	4,000,022	5,140,778
Cost of shares repurchased	(62,300,408)	(44,880,500)
Net assets of shares issued in connection with the transfer of the LSA Variable Series Trust (Note 7)	—	17,957,672

Increase (Decrease) in Net Assets From Fund Share Transactions	(40,440,443)	46,885,780

Increase (Decrease) in Net Assets	(23,111,475)	77,102,151
NET ASSETS:
Beginning of year	364,909,856	287,807,705

End of year*	$341,798,381	$364,909,856

* Includes undistributed net investment income of:	$569,806	—

See Notes to Financial Statements.

16         Salomon Brothers Variable Investors Fund 2005 Annual Report

Financial Highlights

For a share of each class of capital stock outstanding throughout each year ended December 31:

Class I Shares	2005(1)	2004(1)	2003	2002	2001
Net Asset Value, Beginning of Year	$13.81	$12.69	$ 9.71	$12.79	$13.59

Income (Loss) From Operations:
Net investment income	0.18	0.21	0.16	0.14	0.09
Net realized and unrealized gain (loss)	0.72	1.11	2.98	(3.09)	(0.64)

Total Income (Loss) From Operations	0.90	1.32	3.14	(2.95)	(0.55)

Less Distributions From:
Net investment income	(0.17)	(0.20)	(0.16)	(0.13)	(0.09)
Net realized gains	—	—	—	—	(0.16)

Total Distributions	(0.17)	(0.20)	(0.16)	(0.13)	(0.25)

Net Asset Value, End of Year	$14.54	$13.81	$12.69	$ 9.71	$12.79

Total Return(2)	6.53%	10.38%	32.33%	(23.05)%	(4.15)%

Net Assets, End of Year (000s)	$339,529	$363,803	$287,808	$215,208	$254,937

Ratios to Average Net Assets:
Gross expenses	0.71%	0.77%	0.82%	0.81%	0.82%
Net expenses(3)	0.71	0.77 (4)	0.82	0.81	0.82
Net investment income	1.32	1.57	1.51	1.23	0.92

Portfolio Turnover Rate	51%	38%	39%	51%	40%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers. Past performance is no guarantee of future results. In the absence of voluntary fee waivers, the total return would have been lower.
(3)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.00%.
(4)	The investment manager voluntarily waived a portion of its management fee. The actual expense ratio did not change as a result of this waiver, as such waiver represented less than 0.01% of average net assets. Such waivers are voluntary and may be terminated at any time.

See Notes to Financial Statements.

Salomon Brothers Variable Investors Fund 2005 Annual Report         17

Financial Highlights

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class II Shares(1)	2005	2004(2)
Net Asset Value, Beginning of Year	$13.84	$12.81

Income (Loss) From Operations:
Net investment income	0.11	0.14
Net realized and unrealized gain	0.71	1.02

Total Income From Operations	0.82	1.16

Less Distributions From:
Net investment income	(0.09)	(0.13)

Total Distributions	(0.09)	(0.13)

Net Asset Value, End of Year	$14.57	$13.84

Total Return(3)	5.94%	9.05%

Net Assets, End of Year (000s)	$2,269	$1,107

Ratios to Average Net Assets:
Gross expenses	2.07%	2.80	%(4)
Net expenses(5)(6)	1.25	1.25	(4)
Net investment income	0.80	1.48	(4)

Portfolio Turnover Rate	51%	38%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the period March 26, 2004 (inception date) to December 31, 2004.
(3)	Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect expense reimbursements. Past performance is no guarantee of future results. In the absence of expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(4)	Annualized.
(5)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.25%.
(6)	The investment manager voluntarily waived a portion of its management fee and/or reimbursed expenses. Such waivers and reimbursements are voluntary and may be terminated at any time.

See Notes to Financial Statements.

18         Salomon Brothers Variable Investors Fund 2005 Annual Report

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

Salomon Brothers Variable Investors Fund (the “Fund”), is a separate diversified investment fund of the Salomon Brothers Variable Series Funds Inc (the “Company”). The Company, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as an open-end management investment company. The Fund is offered exclusively for use with certain variable annuity and variable life insurance contracts offered through the separate accounts of various life insurance companies, and qualified pension and retirement plans.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the bid and ask prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Lending of Portfolio Securities. The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. In exchange for lending securities under the terms of the agreement with its custodian, the Fund receives a lender’s fee. Fees earned by the Fund on securities lending are recorded as securities lending income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which varies depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated

Salomon Brothers Variable Investors Fund 2005 Annual Report         19

Notes to Financial Statements (continued)

account. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund maintains the risk of any loss on the securities on loan as well as the potential loss on investments purchased with cash collateral received from securities lending.

(d) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(e) Foreign Currencies. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(f) Distributions to Shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

20         Salomon Brothers Variable Investors Fund 2005 Annual Report

Notes to Financial Statements (continued)

(h) Expenses. Direct expenses are charged to the Fund; general expenses of the Company are allocated to the funds within the Company based on each fund’s relative net assets.

(i) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(j) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Gains
(a)	$(535)	$535

(a)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes.

2.	Management Agreement and Other Transactions with Affiliates

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment manager, Salomon Brothers Asset Management Inc (the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s existing investment management contract to terminate. The Fund’s shareholders approved a new investment management contract between the Fund and the Manager, which became effective on December 1, 2005.

Legg Mason, whose principal executive offices are in Baltimore, Maryland, is a financial services holding company.

Prior to the transaction and under the new management contract, the Fund paid the Manager a fee calculated at the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Annual Rate
First $350 million	0.650%
Next $150 million	0.550
Next $250 million	0.525
Next $250 million	0.500
Over $1 billion	0.450

Salomon Brothers Variable Investors Fund 2005 Annual Report         21

Notes to Financial Statements (continued)

During the year ended December 31, 2005, the Fund’s Class I and Class II shares had voluntary expense limitation in place of 1.00% and 1.25%, respectively, of each class’ respective average daily net assets, resulting in an expense reimbursement of $13,968 for Class II shares. These expense limitations can be terminated at any time.

Smith Barney Fund Management LLC (“SBFM”), another indirect wholly-owned subsidiary of Citigroup, acted as the Fund’s administrator. The Fund did not pay SBFM an administration fee. Effective October 1, 2005, the Board of Directors terminated the Administration Agreement with SBFM.

The Fund’s Board has appointed the Fund’s current distributor, Citigroup Global Markets Inc. (“CGM”), and Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, as co-distributors of the Fund. The Fund’s Board has also approved amended and restated Rule 12b-1 Plans. CGM and other broker-dealers, financial intermediaries and financial institutions (each called a “Service Agent”) that currently offer Fund shares will continue to make the Fund’s shares available to their clients. Additional Service Agents may offer Fund shares in the future.

During the year ended December 31, 2005, CGM and its affiliates received brokerage commissions in the amount of $28,246.

Certain officers and one Director of the Company are employees of Legg Mason or its affiliates and do not receive compensation from the Company.

3.	Investments

During the year ended December 31, 2005, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$169,183,157

Sales	210,758,269

At December 31, 2005, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$62,285,884
Gross unrealized depreciation	(2,708,050)

Net unrealized appreciation	$59,577,834

22         Salomon Brothers Variable Investors Fund 2005 Annual Report

Notes to Financial Statements (continued)

4.	Line of Credit

The Fund, along with other affiliated funds, entered into an agreement with a bank which allows the funds collectively to borrow up to $150 million. Effective July 29, 2005, the Fund, along with other affiliated funds increased the line of credit to $250 million. Interest on borrowing, if any, is charged to the specific fund executing the borrowing at the base rate of the bank. The line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit. For the year ended December 31, 2005, the commitment fee allocated to the Fund was $11,834. Since the line of credit was established, there have been no borrowings.

5.	Class Specific Expenses

Pursuant to a Distribution Plan, the Fund pays a distribution fee with respect to its Class II shares calculated at the annual rate of 0.25% of the average daily net assets of the class. For the year ended December 31, 2005, total Distribution fees, which are accrued daily and paid monthly, were $4,245 for Class II shares.

For the year ended December 31, 2005, total transfer agent fees were as follows:

	Class I	Class II
Transfer Agent Fees	$276	$68

For the year ended December 31, 2005, total shareholder reports expenses were as follows:

	Class I	Class II
Shareholder Reports Expenses	$42,125	$18,922

6.	Distributions to Shareholders by Class

	Year Ended December 31, 2005	Year Ended December 31, 2004*
Net Investment Income
Class I	$3,985,741	$5,131,272
Class II	14,281	9,506

Total	$4,000,022	$5,140,778

*	For Class II shares, distributions represent for the period March 26, 2004 (inception date) through December 31, 2004.

Salomon Brothers Variable Investors Fund 2005 Annual Report         23

Notes to Financial Statements (continued)

7.	Transfer of Net Assets

On April 30, 2004, the Fund acquired the assets and certain liabilities of the LSA Variable Series Trust — LSA Value Equity Fund, pursuant to a plan of reorganization. Total shares issued by the Fund and the total net assets of the LSA Variable Series Trust — LSA Value Equity Fund and total net assets for the Fund on the date of the transfer were as follows:

Acquired Fund	Class I Shares Issued by the Fund	Total Net Assets of the LSA Variable Series Trust — LSA Value Equity Fund	Total Net Assets of the Fund
LSA Variable Series Trust — LSA Value Equity Fund	1,416,220	$17,957,672	$289,506,615

The total net assets of the LSA Variable Series Trust — LSA Value Equity Fund before acquisition included unrealized appreciation of $1,214,877, accumulated net realized loss of $539,473. Total net assets of the Fund immediately after the transfer were $307,464,287. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

8.	Capital Shares

At December 31, 2005, the Company had 10,000,000,000 shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain expenses, those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended December 31, 2005		Year Ended December 31, 2004*
	Shares	Amount	Shares	Amount
Class I
Shares sold	1,205,969	$16,693,390	5,292,600	$67,628,317
Net asset value of shares issued in connection with the transfer of LSA Variable Series Trust — LSA Value Equity Fund’s net assets (Note 7)	—	—	1,416,220	17,957,672
Shares issued on reinvestment	272,623	3,985,741	370,839	5,131,272
Shares repurchased	(4,458,619)	(62,173,107)	(3,430,072)	(44,876,254)

Net Increase (Decrease)	(2,980,027)	$(41,493,976)	3,649,587	$45,841,007

Class II
Shares sold	83,890	$1,166,553	79,582	$1,039,513
Shares issued on reinvestment	975	14,281	685	9,506
Shares repurchased	(9,076)	(127,301)	(309)	(4,246)

Net Increase	75,789	$1,053,533	79,958	$1,044,773

*	For Class II shares, transactions are for the period March 26, 2004 (inception date) to December 31, 2004.

24         Salomon Brothers Variable Investors Fund 2005 Annual Report

Notes to Financial Statements (continued)

9.	Income Tax Information and Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31 were as follows:

	2005	2004
Distributions paid from:
Ordinary Income	$4,000,022	$5,140,778

Total Distributions Paid	$4,000,022	$5,140,778

As of December 31, 2005, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$569,806

Total undistributed earnings	$569,806
Capital loss carryforward*	(22,931,567)
Other book/tax temporary differences(a)	(53,676)
Unrealized appreciation/(depreciation)(b)	59,577,649

Total accumulated earnings/(losses) — net	$37,162,212

*	During the taxable year ended December 31, 2005, the Fund utilized $13,209,848 of its capital loss carryover available from prior years. As of December 31, 2005, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
12/31/2011	$(22,931,567)

These amounts will be available to offset any future taxable capital gains.

(a)	Other book/tax temporary differences are attributable primarily to the tax deferral of losses on straddles.
(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between the book and tax cost basis of investments in real estate investment trusts.

10.	Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and

Salomon Brothers Variable Investors Fund 2005 Annual Report         25

Notes to Financial Statements (continued)

CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan prepared and submitted for approval by the SEC. The order also requires that transfer agency fees received from the Affected Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

The order required SBFM to recommend a new transfer agent contract to the Affected Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Affected Funds.

This Fund is not one of the Affected Funds and therefore did not implement the transfer agent arrangement described above and therefore will not receive any portion of the distributions.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

11.	Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Sections 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection undertaken

26         Salomon Brothers Variable Investors Fund 2005 Annual Report

Notes to Financial Statements (continued)

by the Commission and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, SBFM and SBAM believes that this matter is not likely to have a material adverse effect on the Fund or SBFM’s and SBAM’s ability to perform investment management services relating to the Fund.

Salomon Brothers Variable Investors Fund 2005 Annual Report         27

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Salomon Brothers Variable Series Funds Inc:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Salomon Brothers Variable Investors Fund, a series of Salomon Brothers Variable Series Funds Inc, as of December 31, 2005, and the related statement of operations, statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 2004 and the financial highlights for each of the years in the four-year period then ended were audited by other independent registered public accountants whose report thereon, dated February 18, 2005, expressed an unqualified opinion on that financial statement and those financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Salomon Brothers Variable Investors Fund as of December 31, 2005, and the results of its operations, changes in its net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 22, 2006

28         Salomon Brothers Variable Investors Fund 2005 Annual Report

Board Approval of Management Agreement (unaudited)

Background

The members of the Board of Salomon Brothers Variable Series Funds Inc (the “Company”), including the Fund’s independent, or non-interested, Board members (the “Independent Board Members”), received extensive information from the Company’s manager, Salomon Brothers Asset Management Inc (the “Manager”), to assist them in their consideration of the Fund’s management agreement with the Manager (the “Management Agreement”) with respect to the Salomon Brothers Variable Investors Fund (the “Investors Fund” or the “Fund”). This includes a variety of information about the Manager, including the advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below.

At in-person meetings held on July 25 and 26, 2005, a presentation was made to the Board by the Manager that encompassed the Investors Fund and all the funds for which the Board has responsibility. The Board evaluated information made available on a fund-by-fund basis and their determinations were made separately in respect of each fund. The Investors Fund had a single management agreement that covered both investment advisory and administrative services. The discussion below covers both advisory and administrative functions being rendered by the Manager. The terms “Management Agreement,” “Contractual Management Fee” and “Actual Management Fee” are used in a similar manner to refer to both advisory and administrative functions and their related fees although the Fund had separate agreements in place.

Board Approval of Management Agreements

The Board unanimously approved the continuation of the Management Agreement for a period of up to one year concluding, in doing so, that the Manager should continue to be the Fund’s investment adviser and that the compensation payable under the agreement is fair and reasonable in light of the services performed, expenses incurred and such other matters as the Board considered relevant in the exercise of its business judgment. In approving continuance of the Management Agreement, the Board considered the announcement on June 23, 2005 by Citigroup Inc. (“Citigroup”) that it had signed a definitive agreement under which Citigroup would sell substantially all of its worldwide asset management business to Legg Mason, Inc. (“Legg Mason”). Upon completion of this transaction the Manager, currently an indirect wholly-owned subsidiary of Citigroup, would become an indirect wholly-owned subsidiary of Legg Mason and the Management Agreement would terminate. Other factors considered and conclusions rendered by the Board (including Independent Board Members) in determining to approve the continuation of the Management Agreement included the following:

Nature, Extent and Quality of the Services under the Management Agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Investors Fund by the Manager under the Management Agreement during the past year. The Board also received a description of the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted

Salomon Brothers Variable Investors Fund 2005 Annual Report         29

Board Approval of Management Agreement (unaudited) (continued)

that it had received information at regular meetings throughout the year related to the services rendered by the Manager, the management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager took into account the Board’s knowledge and familiarity gained as Board members of funds in the Citigroup Asset Management (“CAM”) fund complex, including the scope and quality of the Manager’s investment management and other capabilities and the quality of its administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs. The Board also considered the Manager’s response to regulatory compliance issues affecting it and the CAM fund complex. The Board reviewed information received from the Manager regarding the implementation to date of the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940.

The Board reviewed information describing the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Investors Fund. The Board also considered the willingness of the Manager to consider and implement organizational changes to improve investment results and the services provided to the CAM fund complex. The Board also considered financial information from the Manager and based on its general knowledge of the Manager and its affiliates, the financial resources available to CAM and its parent organization, Citigroup.

The Board also considered information presented regarding the Manager’s brokerage policies and practices, the standards applied in seeking best execution, the use of a broker affiliated with the Manager and the existence of quality controls applicable to brokerage allocation procedures. In addition, the Manager also reported to the Board on, among other things, its business plans, recent organizational changes and portfolio manager compensation plan.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement.

Fund Performance

The Board received and considered performance information for the Investors Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to select the funds included in the Performance Universe. The Board also noted that it had received information prepared by the Manager throughout the year at periodic intervals comparing Investors Fund’s performance against its benchmark and Lipper peers.

The information comparing the Investors Fund’s performance to that of its Performance Universe, consisting of all underlying variable insurance products (“VIPs”) classified as “large-cap value funds” by Lipper, showed that the Fund’s performance for the 1-year

30         Salomon Brothers Variable Investors Fund 2005 Annual Report

Board Approval of Management Agreement (unaudited) (continued)

period as of March 31, 2005 presented was lower than the median while the performance for the 3- and 5-year periods was within the median range. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the investment performance of the Investors Fund was satisfactory over time.

Management Fees and Expense Ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager with respect to Investors Fund in light of the nature, extent and quality of the management services provided by the Manager. The Board also reviewed and considered whether fee waiver and/or expense reimbursement arrangements are currently in place for the Investors Fund and considered the actual fee rate (after taking any waivers and reimbursements into account) (the “Actual Management Fee”) and whether any waivers and reimbursements could be discontinued.

Additionally, the Board received and considered information prepared by Lipper comparing Investors Fund’s Contractual Management Fees and Actual Management Fees and the Fund’s overall expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in asset classes similar to those of Investors Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in scope of services provided to the Fund and the scope of the services provided to these other clients, noting that, unlike such other clients, the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund providers. The Board considered the fee comparisons in light of the broader range of services provided to each fund and did not place a significant weight on this factor. The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a proposed framework of fees based on asset classes.

Management also discussed with the Board the Investors Fund’s distribution arrangements. The Board was provided with information concerning revenues received by and certain expenses incurred by the Fund’s affiliated distributors and how the amounts received by the distributors are paid.

The information comparing the Investors Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its Expense Group, consisting of 10 underlying VIPs (including the Investors Fund) classified as “large-cap value funds” by Lipper, showed that the Investors Fund’s Contractual and Actual Management Fees were within the range of management fees paid by the other funds in the Expense Group and that the Contractual Management Fees were better than the median while the Actual Management Fees were within the median range. The Board noted that the fund’s actual total expense ratio was within the median range. The Board also noted that commencing August 1, 2004, fee breakpoints were added to the Contractual Management Fees of the Fund and

Salomon Brothers Variable Investors Fund 2005 Annual Report         31

Board Approval of Management Agreement (unaudited) (continued)

that the full benefit of the adjustment was therefore not reflected in Actual Management Fees as reported in the Lipper Report. The Board concluded that, under the circumstances, the expense ratio of the Investors Fund was acceptable in light of the quality of services the Fund received and such other factors as the Board considered relevant.

Taking all of the above into consideration, the Board determined that Investors Fund’s Management Fees were reasonable in light of the nature, extent and quality of the services provided to the fund under the Management Agreement.

The material factors and conclusions that formed the basis for the Board’s determination to approve the continuance of the Management Agreement (including the determinations that the Manager should continue to serve as the investment adviser to the Fund and that the fees payable to the Manager pursuant to the Management Agreement are appropriate) included the following:

Manager Profitability

The Board received and considered information regarding the profitability of the Manager and its affiliates and their relationship with Investors Fund. The Board also received profitability information with respect to the CAM fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing the profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. Based upon their review of the information made available, the Board concluded that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of Scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Investors Fund, whether the fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders. The Board also considered whether alternative fee structures (such as was proposed with breakpoints) would be more appropriate or reasonable taking into consideration economies of scale or other efficiencies.

Generally, in light of the Manager’s profitability data, and such other factors as the Board considered relevant, the Board concluded that the Manager’s sharing of current economies of scale with the Investors Fund was reasonable at the present time.

Other Benefits to the Manager

The Board considered other benefits received by the Manager and its affiliates as a result of their relationship with the Fund, including soft dollar arrangements, receipt of brokerage and the opportunity to offer additional products and services to the Fund’s shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, other ancillary benefits that the Manager and its affiliates received were not considered unreasonable by the Board.

32         Salomon Brothers Variable Investors Fund 2005 Annual Report

Board Approval of Management Agreement (unaudited) (continued)

Additional Information

On June 23, 2005, Citigroup entered into a definitive agreement (the “Transaction Agreement”) with Legg Mason, Inc. (“Legg Mason”) under which Citigroup agreed to sell substantially all of its asset management business, CAM, which includes the Adviser, to Legg Mason in exchange for the broker-dealer and investment banking businesses of Legg Mason and certain other considerations (the “Transaction”). The Transaction closed on December 1, 2005.

The consummation of the Transaction resulted in the automatic termination of the current Management Agreement for each CAM-advised fund overseen by the Board (the “CAM funds”) including the Fund (each, a “Current Management Agreement”) in accordance with the Investment Company Act of 1940, as amended (the “1940 Act”). At meetings held on August 12, 2005, the Fund’s Board, including the Independent Board Members, unanimously approved a new management agreement between each CAM fund including the Fund, and the Adviser (each, a “New Management Agreement”) and authorized the Fund’s officers to submit the New Management Agreement to shareholders for their approval.

In anticipation of the Transaction, members of the Fund’s Board met in person on July 11, 2005 and August 12, 2005 for purposes of, among other things, considering whether it would be in the best interests of each CAM fund and its shareholders to approve the New Management Agreement between the fund and the fund’s Adviser. At those Board meetings, and for the reasons discussed below, the Board, including a majority of the Independent Board Members, unanimously approved each New Management Agreement and unanimously recommended its approval by shareholders in order to assure continuity of investment advisory services to the CAM funds after the Transaction.

To assist the Boards in their consideration of the New Management Agreements, Legg Mason provided materials and information about Legg Mason, including its financial condition and asset management capabilities and organization, and Legg Mason and CAM provided materials and information about the Transaction between Legg Mason and Citigroup. The Independent Board Members, through their independent legal counsel, also requested and received additional information from CAM and Legg Mason in connection with their consideration of the agreements. The additional information was provided in advance of and at the August meetings. In addition, the Independent Board Members consulted with their counsel on various occasions and received from their counsel a memorandum outlining, among other things, the legal standards and certain other considerations relevant to the Board Members’ deliberations.

On July 11, 2005 and August 12, 2005, members of the Boards discussed with CAM management and certain Legg Mason representatives the Transaction and Legg Mason’s general plans and intentions regarding CAM funds, including the preservation, strengthening and growth of CAM’s business and its combination with Legg Mason’s business. The Board Members also inquired about the plans for and anticipated roles and responsibilities of certain CAM employees and officers after the Transaction. The Independent Board

Salomon Brothers Variable Investors Fund 2005 Annual Report         33

Board Approval of Management Agreement (unaudited) (continued)

Members of the Board also conferred separately and with their counsel about the Transaction on a number of occasions, including in connection with the July discussion and August meetings.

At the Board’s August meeting, representatives of CAM and Legg Mason made presentations to and responded to questions from the Board. After the presentations and after reviewing the written materials provided, the Independent Board Members met in executive session with their counsel to consider the New Management Agreement.

Among other things, the Board Members considered:

(i) the reputation, financial strength and resources of Legg Mason and its investment advisory subsidiaries;

(ii) that Legg Mason is an experienced and respected asset management firm, and that Legg Mason has advised the Board Members that (a) it may wish to combine certain CAM operations with those of certain Legg Mason subsidiaries; (b) it is expected that these combination processes will result in changes to portfolio managers or portfolio management teams for a number of the CAM funds, subject to Board oversight and appropriate notice to shareholders, and that, in other cases, the current portfolio managers or portfolio management teams will remain in place; and (c) in the future, it may recommend that Legg Mason subsidiaries be appointed as the adviser or subadviser to some or all of the CAM funds, subject to applicable regulatory requirements;

(iii) that CAM management and Legg Mason have advised the Boards that following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to each CAM fund, including the Fund and its shareholders by the Adviser, including compliance services;

(iv) the assurances from Citigroup and Legg Mason that, for a three year period following the closing of the Transaction, the Adviser will have substantially the same access to the Citigroup sales force when distributing shares of CAM funds as is currently provided to CAM and that other arrangements between the Adviser and Citigroup sales channels will be preserved;

(v) that Legg Mason and Citigroup intend to enter into an agreement in connection with the Transaction under which Citigroup-affiliated broker-dealers will continue to offer CAM funds as investment products, and the potential benefits to fund shareholders from this and other third-party distribution access;

(vi) the potential benefits to CAM fund shareholders from being part of a combined fund family with Legg Mason-sponsored funds, including possible economies of scale and access to investment opportunities;

(vii) that Citigroup and Legg Mason would derive benefits from the Transaction and that as a result, they have a financial interest in the matters that were being considered;

(viii) the potential effects of regulatory restrictions on CAM funds if Citigroup affiliated broker-dealers remain the principal underwriters for CAM funds;

34         Salomon Brothers Variable Investors Fund 2005 Annual Report

Board Approval of Management Agreement (unaudited) (continued)

(ix) the fact that the Fund’s total advisory and administrative fees will not increase by virtue of the New Management Agreement, but will remain the same;

(x) the terms and conditions of the New Management Agreement, including the differences from the Current Management Agreement, and where, applicable, the benefits of a single, uniform form of agreement covering these services;

(xi) that in July 2005 each Board had performed a full annual review of the Fund’s Current Management Agreement as required by the 1940 Act, and had determined that the Adviser has the capabilities, resources and personnel necessary to provide the advisory and administrative services currently provided to the Fund; and that the advisory and/or management fees paid by the Fund represent reasonable compensation to the Adviser in light of the nature, extent and quality of the services to be provided by the Adviser, the investment performance of the Fund and the Adviser, the costs of the services to be provided and the profits to be realized by the Adviser and its affiliates from the relationship with the Fund, the extent to which economies of scale may be realized as the Fund grows, the reflection of these economies of scale in the fee levels for the benefit of the Fund’s shareholders, and such other matters as the Board Members considered relevant in the exercise of their reasonable judgment;

(xii) that the Fund would not bear the costs of obtaining shareholder approval of the New Management Agreement; and

(xiii) that under the Transaction Agreement, Citigroup and Legg Mason have agreed not to take any action that is not contemplated by the Transaction or fail to take any action that to their respective knowledge would cause any of the requirements of Section 15(f) not to be met.

Certain of these considerations are discussed in more detail below.

In their deliberations, the Board Members considered information received in connection with their recent approval of continuance of each Management Agreement in addition to information provided by Legg Mason and CAM in connection with their evaluation of the terms and conditions of the New Management Agreement. The Board Members did not identify any particular information that was all-important or controlling, and each Board Member attributed different weights to the various factors. The Board Members evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund. The Board Members, including a majority of the Independent Board Members, concluded that the terms of the New Management Agreements, including the New Management Agreement for the Fund, are fair and reasonable, that the fees stated therein are reasonable in light of the services to be provided to each fund, and that the New Management Agreements should be approved and recommended to the Fund’s shareholders.

Nature, Quality and Extent of Services Provided

In evaluating the nature, quality and extent of the services to be provided by the Adviser under the New Management Agreements, the Board Members considered, among other

Salomon Brothers Variable Investors Fund 2005 Annual Report         35

Board Approval of Management Agreement (unaudited) (continued)

things, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of the Adviser; the potential implications of regulatory restrictions on the CAM funds following the Transaction; the ability of the Adviser to perform its duties after the Transaction, taking into account, where the CAM fund currently has a subadviser, the delegation of certain duties to the subadviser; and any anticipated changes to the current investment and other practices of the CAM funds. The Board Members considered Legg Mason’s advice that, after the closing of the Transaction, Legg Mason intends to review all aspects of the funds’ operations (including equity, fixed income and money market fund operations). The Board Members considered Legg Mason’s advice that it intends to combine the fixed income investment operations of CAM with those of Western Asset and may also wish to combine other CAM operations with those of other Legg Mason subsidiaries. The Board Members noted that Western Asset is an experienced and respected institutional asset manager that focuses on managing fixed income assets on behalf of institutional separate accounts, retirement plans and other institutional investors, including mutual funds. The Board Members further noted that, as of June 30, 2005, Western Asset managed approximately $230 billion in assets on behalf of its clients. The Board Members considered Legg Mason’s advice that, after the closing of the sale, Legg Mason will take steps to combine the investment management operations of Western Asset with the fixed income operations of the Adviser and, in relevant cases, Citigroup Asset Management Limited (the “Subadviser”) to the CAM funds, which, among other things, may involve Western Asset, the Adviser and, in relevant cases, the Subadviser to the CAM funds sharing common systems and procedures, employees (including portfolio managers), investment and trading platforms, and other resources. The Board Members also considered Legg Mason’s advice that it is expected that the combination processes described above will result in additional changes to portfolio managers or portfolio management teams for a number of the CAM funds, subject to Board consent and appropriate notice to shareholders, and that, in other cases, the current portfolio managers or portfolio management teams will remain in place. The Board Members also considered Legg Mason’s advice that, in the future, Legg Mason may recommend that Western Asset or other Legg Mason subsidiaries be appointed as the adviser or subadviser to some or all of the CAM funds, subject to applicable regulatory requirements.

The Board Members were advised that if Citigroup-affiliated broker-dealers remain the CAM funds’ principal underwriters, the CAM funds would continue to be subject to restrictions concerning certain transactions involving Citigroup affiliates (for example, transactions with a Citigroup broker-dealer acting as principal) absent regulatory relief or clarification.

Based on their review of the materials provided and the assurances they had received from CAM management and Legg Mason, the Board Members determined that the Transaction was not expected to adversely affect the nature and quality of services provided by the Adviser and that the Transaction was not expected to have a material adverse effect on the ability of the Adviser to provide those services. It was noted, however, that, in addition to the changes previously described, it is expected that there will be other changes in

36         Salomon Brothers Variable Investors Fund 2005 Annual Report

Board Approval of Management Agreement (unaudited) (continued)

personnel following the Transaction or after the combination of CAM’s operations with those of Legg Mason subsidiaries. The Board Members noted that if current portfolio managers or other personnel cease to be available, each Board would consider all available options, which could include seeking the investment advisory or other services of Legg Mason affiliates or investment advisers not affiliated with Legg Mason. In this regard, it was noted that Legg Mason has indicated that it could potentially make available to the Adviser additional portfolio management resources in the event of loss of CAM personnel for particular investment disciplines. Accordingly, the Board Members concluded that, overall, they were satisfied at the present time with assurances from Legg Mason and CAM as to the expected nature, extent and quality of the services to be provided to the CAM funds under the New Management Agreements.

Costs of Services Provided and Profitability

In evaluating the costs of the services to be provided by the Adviser under the New Management Agreements and the profitability to the Adviser of their relationships with the Fund, the Board Members considered, among other things, whether advisory and administrative (or management) fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the assurances they had received from CAM management and Legg Mason, the Board Members determined that the Transaction would not increase the fees payable for advisory and administrative (or management) services and that overall CAM fund expenses were not expected to increase materially as a result of the Transaction. The Board Members noted that it was not possible to predict how the Transaction would affect the Adviser’s profitability from its relationship with the CAM funds, but that they had been satisfied in their most recent review of the Current Management Agreements, including the Fund’s Current Management Agreement, that the Adviser’s level of profitability from its relationship with the Fund was not excessive. It was noted that in conjunction with that review, the Board Members had obtained an independent accountant’s review of the methodology used to determine the Adviser’s profitability. The Board Members concluded that, overall, they were satisfied that currently, the Adviser’s level of profitability from its relationship with each CAM fund, including, the Fund, was not excessive.

The Board Members noted that they expect to receive Adviser profitability information on an annual basis and thus be in a position to evaluate whether any adjustments in Fund’s fees and/or fee breakpoints would be appropriate.

Fall-Out Benefits

In evaluating the fall-out benefits to be received by the Adviser under the New Management Agreements, the Board Members considered whether the Transaction would have an impact on the fall-out benefits received by virtue of the Current Management Agreements. Based on their review of the materials provided, including materials received in connection with their recent approval of the continuance of each Current Management Agreement, and their discussions with CAM management, Legg Mason and Western Asset, the Board

Salomon Brothers Variable Investors Fund 2005 Annual Report         37

Board Approval of Management Agreement (unaudited) (continued)

Members determined that those benefits could include increased ability for Legg Mason to distribute shares of its funds and other investment products and to obtain research services using the CAM funds’ portfolio transaction brokerage. The Board Members noted that any such benefits were difficult to quantify with certainty at this time, and indicated that they would continue to evaluate them going forward.

Fees and Economies of Scale

In reviewing the Transaction, the Board Members considered, among other things, whether advisory and administrative fees or other expenses would change as a result of the Transaction. Based on the assurances they had received from CAM management and Legg Mason, the Board Members determined that as a result of the Transaction, each CAM fund’s total advisory and administrative fees would not increase. The Board Members noted that in conjunction with their most recent deliberations concerning the Current Management Agreements, advisory or management fee reductions and fee breakpoints had been implemented for certain funds, and that after taking those reductions and breakpoints into account, the Board Members had determined that the total fees for advisory and administrative services for many CAM funds were reasonable in light of the services provided and that CAM management had already initiated or would be taking steps to address the Board Members’ concerns regarding the fee levels of other CAM funds. It was noted that in conjunction with the recent review of the Current Management Agreements, the Board Members had received, among other things, a report from Lipper comparing each CAM fund’s fees, expenses and performance to those of a peer group for that CAM fund selected by Lipper, and information as to the fees charged by the Adviser to other registered investment company clients for investment management services. The Board Members concluded that because the advisory and administrative fees for each CAM fund were not expected to increase as a result of the Transaction, each CAM fund’s fees for advisory and administrative services remain appropriate and that no additional fee reductions or breakpoints were necessary at this time. The Board Members recognized that Legg Mason may realize economies of scale from the Transaction based on certain consolidations and synergies of operations.

Investment Performance

The Board Members noted that investment performance for many CAM funds was satisfactory or better, and that CAM management had already implemented or undertaken to implement steps to address investment performance in other CAM funds. Following the closing of the Transaction, these steps may include combining certain CAM operations with those of certain Legg Mason subsidiaries. The Boards noted Legg Mason’s considerable investment management experience and capabilities, but were unable to predict what effect, if any, consummation of the Transaction would have on the future performance of the CAM funds, including the Fund.

38         Salomon Brothers Variable Investors Fund 2005 Annual Report

Additional Information (unaudited)

Information about Directors and Officers

The business and affairs of the Salomon Brothers Variable Series Funds Inc (“Company”) are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Company is set forth below. The Statement of Additional Information includes additional information about the Directors of the Company and is available by calling 1-800-725-6666.

Name, Address and Birth Year	Position(s) Held with Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Non-Interested Directors:
Carol L. Colman Colman Consulting Co. 278 Hawley Road North Salem, NY 10560 Birth Year: 1946	Director	Since 1998	President, Colman Consulting Co.	37	None

Daniel P. Cronin 24 Woodlawn Avenue New Rochelle, NY 10804 Birth Year: 1946	Director	Since 1998	Formerly, Associate General Counsel, Pfizer Inc.	34	None

Leslie H. Gelb 150 East 69th Street New York, NY 10021 Birth Year: 1937	Director	Since 2002	President, Emeritus and Senior Board Fellow, The Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor, Op-Ed Page, The New York Times	34	Director of two registered investment companies advised by Blackstone Asia Advisors L.L.C.

William R. Hutchinson 535 N. Michigan Avenue Suite 1012 Chicago, IL 60611 Birth Year: 1942	Director	Since 2003	President, W.R. Hutchinson & Associates Inc. (consultant); formerly Group Vice President, Mergers and Acquisitions, BP p.l.c.	44	Director, Associated Banc-Corp.

Dr. Riordan Roett The Johns Hopkins University 1740 Massachusetts Ave., NW Washington, DC 20036 Birth Year: 1938	Director	Since 2002	Professor and Director, Latin American Studies Program, Paul H. Nitze School of Advanced International Studies, The Johns Hopkins University	34	None

Jeswald W. Salacuse Tufts University — The Fletcher School of Law & Diplomacy 160 Packard Avenue Medford, MA 02155 Birth Year: 1938	Director	Since 2002	Henry J. Braker Professor of Commercial Law; formerly, Dean, The Fletcher School of Law & Diplomacy, Tufts University	34	Director of two registered investment companies advised by Blackstone Asia Advisors L.L.C.

Salomon Brothers Variable Investors Fund 2005 Annual Report         39

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Interested Director:
R. Jay Gerken, CFA** Citigroup Asset Management (“CAM”) 399 Park Avenue, Mezzanine New York, NY 10022 Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of CAM; Chairman, President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”), and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with CAM; Formerly Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996 to 2001) and Smith Barney Growth and Income Fund (from 1996 to 2000); Chairman, President and Chief Executive Officer of Travelers Investment Advisers, Inc. (from 2002 to 2005)	183	None

Officers:
Andrew B. Shoup CAM 125 Broad Street, 11th Floor New York, NY 10004 Birth Year: 1956	Senior Vice President and Chief Administrative Officer	Since 2003	Director of CAM; Senior Vice President and Chief Administrative Officer of mutual funds associated with CAM; Treasurer of certain mutual funds associated with CAM; Formerly, Head of International Funds Administration of CAM (from 2001 to 2003); Director of Global Funds Administration of CAM (from 2000 to 2001); Head of U.S. Citibank Funds Administration of CAM (from 1998 to 2000)	N/A	N/A

40         Salomon Brothers Variable Investors Fund 2005 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Officers:
Frances M. Guggino CAM 125 Broad Street, 10th Floor New York, NY 10004 Birth Year: 1957	Chief Financial Officer and Treasurer	Since 2004	Director of CAM; Chief Financial Officer and Treasurer of certain mutual funds associated with CAM; Controller of certain mutual funds associated with CAM	N/A	N/A

Alan J. Blake CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1949	Executive Vice President	Since 2002	Managing Director of CAM	N/A	N/A

James E. Craige, CFA CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1967	Executive Vice President	Since 1998	Managing Director of CAM	N/A	N/A

Robert Feitler, Jr. CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1960	Executive Vice President	Since 2004	Managing Director of CAM	N/A	N/A

Vincent Gao, CFA CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1974	Executive Vice President	Since 2004	Director of CAM	N/A	N/A

John G. Goode CAM One Sansome Street, 36th Floor San Francisco, CA 94104 Birth Year: 1944	Executive Vice President	Since 2002	Managing Director of CAM	N/A	N/A

Peter J. Hable CAM One Sansome Street, 36th Floor San Francisco, CA 94104 Birth Year: 1958	Executive Vice President	Since 2002	Managing Director of CAM	N/A	N/A

Roger M. Lavan, CFA CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1963	Executive Vice President	Since 1998	Managing Director of CAM	N/A	N/A

Salomon Brothers Variable Investors Fund 2005 Annual Report         41

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Officers:
Mark J. McAllister, CFA CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1962	Executive Vice President	Since 2004	Managing Director of CAM	N/A	N/A

Beth A. Semmel, CFA CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1960	Executive Vice President	Since 1998	Managing Director of CAM	N/A	N/A

Peter J. Wilby, CFA CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1958	Executive Vice President	Since 1998	Managing Director of CAM	N/A	N/A

George J. Williamson CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1933	Executive Vice President	Since 1998	Managing Director of CAM	N/A	N/A

Patrick Hughes CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1964	Executive Vice President	Since 2005	Director of CAM	N/A	N/A

Ted P. Becker CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1951	Chief Compliance Officer	Since 2006

Managing Director of Compliance at Legg Mason & Co., LLC, (2005-Present);

Chief Compliance Officer with certain mutual funds associated with CAM (since 2006);

Managing Director of Compliance at CAM (2002-2005). Prior to 2002, Managing Director- Internal Audit & Risk Review at Citigroup Inc.

				N/A	N/A

42         Salomon Brothers Variable Investors Fund 2005 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Officers:

John Chiota CAM 100 First Stamford Place, 5th Floor Stamford, CT 06902 Birth Year: 1968	Chief Anti-Money Laundering Compliance Officer	Since 2006	Vice President of CAM (since 2004); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with CAM (since 2006); prior to August 2004, Chief AML Compliance Officer with TD Waterhouse	N/A	N/A
Wendy S. Setnicka CAM 125 Broad Street, 10th Floor New York, NY 10004 Birth Year: 1964	Controller	Since 2004	Vice President of CAM (since 2002); Controller of certain mutual funds associated with CAM; Assistant Controller of CAM (from 2002 to 2004); Accounting Manager of CAM (from 1998 to 2002)	N/A	N/A

Robert I. Frenkel CAM 300 First Stamford Place, 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for CAM and its predecessor (since 1994); Secretary of CFM (from 2001 to 2004); Secretary and Chief Legal Officer of mutual funds associated with CAM	N/A	N/A
*	Directors are elected until the Company’s next annual meeting and until their successors are elected and qualified. Officers are elected or appointed by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve.
**	Mr. Gerken is an “interested person” of the Company as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of the investment manager and certain of its affiliates.

Salomon Brothers Variable Investors Fund 2005 Annual Report         43

Additional Shareholder Information (unaudited)

Results of a Special Meeting of Shareholders

On November 15, 2005, a Special Meeting of Shareholders was held for the following purposes: 1) to approve a new management agreement; and 2) to elect Directors. The following table provides the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to the election of Directors at the Special Meeting of Shareholders.

Item Voted On	Votes For	Votes Against	Abstentions	Broker Non-Votes
New Management Agreement	21,163,076.378	515,185.260	1,275,717.000	0

Election of Directors1

Nominees:	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Carol L. Colman	61,665,089.858	2,883,870.750	0	0
Daniel P. Cronin	61,677,361.213	2,871,599.395	0	0
Leslie H. Gelb	61,652,040.684	2,896,919.924	0	0
William R. Hutchinson	61,666,229.294	2,882,731.314	0	0
Dr. Riordan Roett	61,668,913.919	2,880,046.689	0	0
Jeswald W. Salacuse	61,660,499.914	2,888,460.694	0	0
R. Jay Gerken	61,647,571.624	2,901,388.984	0	0

[1]	Directors are elected by the shareholders of all of the series of the Company, including the Fund.

44         Salomon Brothers Variable Investors Fund 2005 Annual Report

Important Tax Information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2005.

Record Date:	12/27/2005
Payable Date:	12/28/2005

Dividends Qualifying for the Dividends Received Deduction for Corporations	100.00%

Please retain this information for your records.

Salomon Brothers Variable Investors Fund 2005 Annual Report         45

Salomon Brothers Variable Series Funds Inc

Investors Fund

DIRECTORS

Carol L. Colman

Daniel P. Cronin

Leslie H. Gelb

R. Jay Gerken, CFA
Chairman

William R. Hutchinson

Dr. Riordan Roett

Jeswald W. Salacuse

OFFICERS

R. Jay Gerken, CFA

President and Chief
Executive Officer

Andrew B. Shoup

Senior Vice President and
Chief Administrative Officer

Frances M. Guggino

Chief Financial Officer
and Treasurer

Alan J. Blake

Executive Vice President

James E. Craige, CFA

Executive Vice President

Robert Feitler, Jr.

Executive Vice President

Vincent Gao, CFA

Executive Vice President

John G. Goode

Executive Vice President

Peter J. Hable

Executive Vice President

Roger M. Lavan, CFA

Executive Vice President

Mark J. McAllister, CFA

Executive Vice President

Beth A. Semmel, CFA

Executive Vice President

Peter J. Wilby, CFA

Executive Vice President

OFFICERS (continued)

George J. Williamson

Executive Vice President

Patrick Hughes

Executive Vice President

Ted P. Becker

Chief Compliance Officer

John Chiota

Chief Anti-Money Laundering

Compliance Officer

Wendy S. Setnicka

Controller

Robert I. Frenkel

Secretary and Chief Legal Officer

INVESTMENT MANAGER

Salomon Brothers Asset Management Inc

399 Park Avenue

New York, New York 10022

CUSTODIAN

State Street Bank and Trust Company

225 Franklin Street

Boston, Massachusetts 02110

TRANSFER AGENT

PFPC Inc.

4400 Computer Drive

Westborough, Massachusetts 01581

LEGAL COUNSEL

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, New York 10017-3909

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, New York 10154

This report is submitted for the general information of the shareholders of Salomon Brothers Variable Series Funds Inc — Salomon Brothers Variable Investors Fund and is not for use with the general public.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information about the Fund. Please read the prospectus carefully before investing.

©2005 Legg Mason Investor Services, LLC

Member NASD, SIPC

06-9589

Salomon Brothers Variable Series Funds Inc

Salomon Brothers Variable Investors Fund

The Fund is a separate investment fund of the Salomon Brothers Variable Series Funds Inc, a Maryland corporation.

Salomon Brothers Asset Management

399 PARK AVENUE

NEW YORK, NEW YORK 10022

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-446-1013.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-446-1013, (2) on the Fund’s website at www.citigroupam.com and (3) on the SEC’s website at www.sec.gov.

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the Audit Committee’s financial expert. Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. Effective June 17, 2005, PricewaterhouseCoopers LLP (“PwC”) resigned as the Registrant’s principal accountant (the “Auditor”). The Registrant’s audit committee approved the engagement of KPMG LLP (“KPMG”) as the Registrant’s new principal accountant for the fiscal year ended December 31, 2005. The aggregate fees billed in the last two fiscal years ending December 31, 2004 and December 31, 2005 (the “Reporting Periods”) for professional services rendered by PwC for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $190,000 in 2004 and $155,500 in 2005. KPMG has not billed the Registrant for professional services rendered as of December 31, 2005.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by PwC or KPMG that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2004 and $26,285 in 2005.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Salomon Brothers Variable Series Funds Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by PwC for tax compliance, tax advice and tax planning (“Tax Services”) were $25,200 in 2004 and $26,183 in 2005. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. As of December 31, 2005, KPMG has not billed the Registrant for any Tax Services rendered.

There were no fees billed for tax services by PwC or KPMG to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no non-audit services rendered by KPMG to SBAM, or any entity controlling, controlled by or under common control with SBAM that provided ongoing services to the Registrant.

All Other Fees. There were no other non-audit services rendered by PwC or KPMG to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Salomon Brothers Variable Series Funds Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Salomon Brothers Variable Series Funds Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2004 and 2005; Tax Fees were 100% and 100% for 2004 and 2005; and Other Fees were 100% and 100% for 2004 and 2005.

(f) N/A

(g) The aggregate fees billed for all other non-audit services rendered by PwC to Salomon Brothers Asset Management (“SBAM”), and any entity controlling, controlled by or under common control with SBAM that provided ongoing services to Salomon Brothers High Income Fund, requiring pre-approval by the Audit Committee for the period May 6, 2003 through December 31, 2004 and for the year ended December 31, 2005, which include the issuance of reports on internal control under SAS No. 70 related to various Citigroup Asset Management (“CAM”) entities a profitability review of the Adviser and phase 1 pf an analysis of Citigroup’s current and future real estate occupancy requirements in the tri-state area and security risk issues in the New York metro region were $0.0 and $1.3 million, respectively, all of which were pre-approved by the Audit Committee.

Non-audit fees billed by PwC for services rendered to Salomon Brothers Variable Series Funds Inc. and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Salomon Brothers Variable Series Funds Inc. during the reporting period were $6.4 million and $2.7 million for the years ended December 31, 2004 and December 31, 2005, respectively.

Non-audit fees billed by KPMG for services rendered to Salomon Brothers Variable Series Funds Inc. and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Salomon Brothers Variable Series Funds Inc. during the reporting period was $75,000 and $0 for the years ended December 31, 2004 and December 31, 2005, respectively. Such fees relate to services provided in connection with the transfer agent matter as fully described in the notes to the financial statements.

(h) Yes. The Salomon Brothers Variable Series Funds Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Salomon Brothers Variable Series Funds Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)	Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906 CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Salomon Brothers Variable Series Funds Inc

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Salomon Brothers Variable Series Funds Inc

Date:	March 10, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Salomon Brothers Variable Series Funds Inc

Date:	March 10, 2006

By:	/s/ Frances M. Guggino
(Frances M. Guggino)
Chief Financial Officer of
Salomon Brothers Variable Series Funds Inc

Date:	March 10, 2006